Supplement to the
Strategic Advisers® International Fund
June 5, 2010
Prospectus

At a meeting held on December 1, 2010, the Board of Trustees approved the appointment of Causeway Capital Management LLC (Causeway) as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to Causeway and Pyramis Global Advisers, LLC.

The following information replaces similar information found under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Strategic Advisers has retained Pyramis Global Advisors LLC (Pyramis) and Causeway Capital Management LLC (Causeway) to serve as sub-advisers for the fund.

The following information supplements existing information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, and Conor Muldoon (portfolio managers) have co-managed Causeway's portion of the fund's assets since December 2010.

The following information supplements existing information found in the "Fund Management" section on page 18.

Causeway, at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, serves as a sub-adviser for the fund. As of September 30, 2010, Causeway had approximately $10.6 billion in assets under management.

The portion of the fund managed by Causeway is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin, and Conor Muldoon.

Sarah H. Ketterer is the chief executive officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (HW-MLIM) since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

Harry W. Hartford is the president of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

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James A. Doyle is a director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. Mr. Doyle joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles.

Jonathan P. Eng is a director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.

Kevin Durkin is a director of Causeway and is responsible for research in the global consumer staples, industrials, and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team.

Conor Muldoon is a director of Causeway and is responsible for research in the global utilities, materials, and telecommunications sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity.

The following information replaces the first paragraph found in the "Fund Management" section on page 19.

The basis for the Board of Trustees approving the management contract and sub-advisory agreement with Pyramis for the fund is included in the fund's semiannual report for the fiscal period ended August 31, 2010. The basis for the Board of Trustees approving the sub-advisory agreement with Causeway and Pyramis will be included in the fund's annual report for the fiscal period ended February 28, 2011, when available.

Supplement to the
Strategic Advisers® Small-Mid Cap Fund
(formerly PAS® Small-Mid Cap Fund of Funds)
June 5, 2010
Prospectus

At a meeting held on December 1, 2010, the Board of Trustees approved the appointment of Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Systematic Financial Management, L.P. (Systematic) each as a new sub-adviser to the fund. Therefore, all references to the sub-advisers of the fund shall now refer to ARI, Alger Management, Invesco, Loomis Sayles, Pyramis Global Advisors, LLC, and Systematic.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Strategic Advisers has retained Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) to serve as sub-advisers for the fund.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Brien M. O'Brien (portfolio manager), James M. Langer (portfolio manager), and Matthew K. Swaim (portfolio manager) have co-managed ARI's portion of the fund's assets since December 2010.

Jill Greenwald (portfolio manager) has managed Alger Management's portion of the fund's assets since December 2010.

Juliet S. Ellis (senior portfolio manager), Juan Hartsfield (portfolio manager), and Clay Manley (portfolio manager) have co-managed Invesco's portion of the fund's assets since December 2010.

Joseph Gatz (co-manager) and Daniel Thelen (co-manager) have co-managed Loomis Sayles' portion of the fund's assets since December 2010.

John Power (lead portfolio manager), Robert Bao (co-manager), Thorsten Becker (co-manager), Andrew Burzumato (co-manager), Arun Daniel (co-manager), Chandler Willett (co-manager), Jody Simes (co-manager), and Vincent Rivers (co-manager) have co-managed Pyramis' portion of the fund's assets since September 2010.

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Ronald Mushock (lead portfolio manager), and D. Kevin McCreesh (co-portfolio manager) have co-managed Systematic's portion of the fund's assets since December 2010.

The following information replaces the similar information found in the "Fund Management" section on page 18.

ARI, at 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, serves as a sub-adviser for the fund. As of September 30, 2010, ARI had approximately $5.6 billion in discretionary assets under management.

Alger Management, at 111 Fifth Avenue, New York, New York 10003, serves as a sub-adviser for the fund. As of September 30, 2010, Alger Management had approximately $9.1 billion in discretionary assets under management.

Invesco, at 1555 Peachtree, N.E., Atlanta, Georgia 30309, serves as a sub-adviser for the fund. As of September 30, 2010, Invesco had approximately $604.5 billion in discretionary assets under management.

Loomis Sayles, at One Financial Center, Boston, Massachusetts 02111, serves as a sub-adviser for the fund. As of September 30, 2010, Loomis Sayles had approximately $149.8 billion in discretionary assets under management.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, serves as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of March 31, 2010, Pyramis had approximately $25.5 billion in discretionary assets under management.

Systematic, at 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666, serves as a sub-adviser for the fund. As of September 30, 2010, Systematic had approximately $8 million in discretionary assets under management.

The following information supplements the biographical information found in the "Fund Management" section on page 18.

Brien O'Brien, ARI CEO, Chairman and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.  Mr. O'Brien joined ARI in 1996 through the merger of another investment advisory firm he founded, Marquette Capital, and has served as an executive officer, portfolio manager and member of ARI's investment team since that time.

James Langer, CFA, ARI Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.  Mr. Langer has served as a member of ARI's investment team and research analyst since joining ARI in 1996, and as a portfolio manager since 2007.

Matthew Swaim, CFA, CPA, Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.   Mr. Swaim has served as a member of ARI's investment team and research analyst since joining ARI in 2005, and as a portfolio manager since 2009.

Jill Greenwald serves as a portfolio manager for Alger Management's portion of the fund's assets, which she has managed since December 2010. Ms. Greenwald has been employed by Alger Management since 2001 and currently serves as Executive Vice President and portfolio manager.

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco's portion of the fund's assets:

Juliet Ellis, (lead manager), Senior Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Juan Hartsfield, Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Clay Manley, Portfolio Manager, since 2008 and has been associated with Invesco and/or its affiliates since 2001.

The lead manager generally has final authority over all aspects of Invesco's portion of the fund's assets' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

Joseph Gatz, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1999, Mr. Gatz has worked as a portfolio manager of small/mid cap and small cap value portfolios and provides primary research coverage of the technology sector.

Daniel Thelen, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1996, Mr. Thelen has worked as a portfolio manager of small/mid cap and small cap value portfolios and also provides research coverage to the small cap and small/mid cap teams of the consumer, business services and utilities sectors.

John Power is lead manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. He is senior vice president of U.S. Equities for Pyramis and a portfolio team leader for the U.S. Large Cap Core, the U.S. Large Cap Core 130/30, and the U.S. Small/Mid Cap Core strategies. Mr. Power joined Fidelity Investments in 2005 as an assistant group leader for FMR.

Robert Bao, CFA, is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1999, Mr. Bao has worked as a research analyst and portfolio manager.

Thorsten Becker is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1996, Mr. Becker has worked as a research analyst and portfolio manager.

Andrew Burzumato is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 2002, Mr. Burzumato has worked as a research analyst and portfolio manager.

Arun Daniel is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Fidelity Investments in 2007 as a portfolio manager, Mr. Daniel served as vice president and sector head for the consumer sector at ING Investment Management, North America from 2003 to 2007.

Chandler Willett is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Pyramis in 2006 as a research analyst, Mr. Willett served as a senior analyst at Highline Capital Management from 2004 to 2006.

Jody Simes, CFA, is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1993, Mr. Simes has worked as a fixed income trader, technology sector specialist, an equity research analyst, and portfolio manager.

Vincent Rivers is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Pyramis in 2006 as a research analyst, Mr. Rivers worked as a portfolio analyst at Wellington Management Company, LLP from 2004 to 2006.

Ronald Mushock serves as lead portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. Mushock, CFA, has been the lead portfolio manager for all of Systematic's SMID Cap Value Equity portfolios since their inception in 2002 and all of Systematic's Mid Cap Value portfolios since their inception in 2000. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh serves as co-portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. McCreesh, CFA, co-portfolio manger for all of Systematic's SMID Cap Value portfolios has been the Chief Financial Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manger for Systematic's Large and Small Cap Value portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996 and is a partner of the firm.

The following information replaces the similar information found in the "Fund Management" section on page 19.

Strategic Advisers (and not the fund) pays ARI, Alger Management, Invesco, Loomis Sayles, Pyramis, and Systematic a portion of the management fees it receives in return for their services.

The following information supplements similar information found in the "Fund Management" section on page 19.

The basis for the Board of Trustees approving the sub-advisory agreements with ARI, Alger Management, Invesco, Loomis Sayles, Pyramis, and Systematic for the fund will be included in the fund's annual report for the fiscal period ending February 28, 2011, when available.

Supplement to the

Strategic Advisers® International II Fund (FUSIX)

(formerly PAS International Fidelity Fund of Funds®)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

June 5, 2010, as revised September 30, 2010

The following information replaces the similar information found in the "Management Contract" section for Messrs. Hernandez and King beginning on page 35.

Cesar Hernandez and H.B. King are co-portfolio managers of Pyramis' allocated portion of the fund's assets and receive compensation for their services. As of October 31, portfolio managers compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and experience at FMR, Pyramis or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable, and (ii) the investment performance of other Pyramis equity funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over each portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and peer group, if applicable. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to and leadership within the Pyramis investment platform.

The portion of Mr. Hernandez's bonus that is linked to the investment performance of Pyramis' Select International strategy is based on the pre-tax investment performance of the strategy measured against the MSCI® EAFE® Index. The portion of Mr. King's bonus that is linked to the investment performance of Pyramis' International Value strategy is based on the pre-tax investment performance of the strategy measured against the MSCI EAFE Index, and the pre-tax investment performance of the strategy within the eVestment Alliance International Large Cap Core Universe. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, Pyramis' parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

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The following table provides information relating to other accounts managed by Mr. Hernandez as of October 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	3	79
Number of Accounts Managed with Performance-Based Advisory Fees	none	1	14
Assets Managed (in millions)	$ 1,485	$ 4,184	$ 23,484
Assets Managed with Performance-Based Advisory Fees (in millions)	none	$ 3,923	$ 3,262

* Includes Strategic Advisers International II Fund ($52 (in millions) assets managed).

As of October 31, 2010, the dollar range of shares of Strategic Advisers International II Fund beneficially owned by Mr. Hernandez was none.

The following table provides information relating to other accounts managed by Mr. King as of October 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 116	$ 61	$ 12
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers International II Fund ($52 (in millions) assets managed).

As of October 31, 2010, the dollar range of shares of Strategic Advisers International II Fund beneficially owned by Mr. King was none.